UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2024

Siebert Financial Corp.

(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

653 Collins Avenue, Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 644-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	SIEB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 5, 2024, Siebert Financial Corp. (the “Company”) received a letter from Nasdaq Regulation, dated January 5, 2024, notifying it that because the Company has not held an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year end, it no longer complies with Nasdaq’s Listing Rules (the “Rules”) for continued listing, including Listing Rules 5620(a). Under the Rules, the Company has 45 calendar days to submit a plan to regain compliance, and if Nasdaq accepts the Company's plan, Nasdaq can grant an exception of up to 180 calendar days from the fiscal year end, or until June 28, 2024, to regain compliance. In determining whether to accept the Company’s plan, Nasdaq will consider such things as the likelihood that the annual meeting can be held within the 180 day period, the Company’s past compliance history, the reasons for the delayed meeting, other corporate events that may occur within Nasdaq’s review period, the Company’s overall financial condition and its public disclosures.

As previously disclosed in the Company’s Current Report on Form 8-K, filed December 20, 2023, on December 19, 2023, the Company entered into a Termination and Settlement Agreement with Kakaopay Corporation, Kakaopay Securities Corp., Muriel Siebert & Co., and certain Gebbia parties named therein, pursuant to which the parties mutually agreed to terminate the Second Tranche Stock Purchase Agreement entered into on April 27, 2023. Because the Second Tranche Stock Purchase Agreement was conditioned upon, among other things, shareholder approval of the agreement, prior to terminating the agreement, the Company postponed its Annual Meeting in anticipation of including at its next Annual Meeting a proposal relating to the Second Tranche Stock Purchase Agreement. As a result of the termination of the Second Tranche Stock Purchase Agreement, the Company is presently rescheduling in the ordinary course its Annual Meeting, which date will be provided to shareholders on further notice.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Report.

Ex. No	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 12, 2024	SIEBERT FINANCIAL CORP.

	By	/s/ John J. Gebbia
John J. Gebbia
Chief Executive Officer
(Principal executive officer)

	By	/s/ Andrew H. Reich
Andrew H. Reich
Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Secretary
(Principal financial and accounting officer)

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